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                                                                    EXHIBIT 24.1


                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of General Electric Company, a New York corporation (the "Company"), hereby constitutes and appoints Jeffrey R. Immelt, Benjamin W. Heineman, Jr., Keith S. Sherin, Philip D. Ameen, and Robert E. Healing, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, including amendments filed on Form S-3, for the registration of shares of Company common stock to be offered and sold in connection with the acquisition by the Company of Imatron Inc., in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 29th day of October, 2001.

                         /s/ Jeffrey R. Immelt
                         -------------------------
                         Jeffrey R. Immelt
                         Chairman of the Board
                         (Principal Executive
                         Officer and Director)



/s/ Keith S. Sherin                              /s/ Philip D. Ameen
-------------------------                        -------------------------
Keith S. Sherin                                  Philip D. Ameen
Senior Vice President -                          Vice President and Comptroller
Finance (Principal                               (Principal Accounting Officer)
Financial Officer)




                                                                   (Page 1 of 2)
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/s/ James I. Cash, Jr.
------------------------
James I. Cash, Jr.
Director

/s/ Silas S. Cathcart
------------------------
Silas S. Cathcart
Director

/s/ Dennis D. Dammerman
------------------------
Dennis D. Dammerman
Director

------------------------
Paolo Fresco
Director

/s/ Ann M. Fudge
------------------------
Ann M. Fudge
Director

------------------------
Claudio X. Gonzalez
Director

/s/ Andrea Jung
------------------------
Andrea Jung
Director

------------------------
Kenneth G. Langone
Director

------------------------
Rochelle B. Lazarus
Director

/s/ Scott G. McNealy
------------------------
Scott G. McNealy
Director

/s/ Gertrude G. Michelson
------------------------
Gertrude G. Michelson
Director

------------------------
Sam Nunn
Director

------------------------
Roger S. Penske
Director

/s/ Frank H. T. Rhodes
------------------------
Frank H. T. Rhodes
Director

/s/ Andrew C. Sigler
------------------------
Andrew C. Sigler
Director

/s/ Douglas A. Warner III
------------------------
Douglas A. Warner III
Director

/s/ Robert C. Wright
------------------------
Robert C. Wright
Director




                      A MAJORITY OF THE BOARD OF DIRECTORS